As filed with the U.S. Securities and Exchange Commission on 03/01/18

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22748

StrongVest ETF Trust
(Exact name of registrant as specified in charter)

131 Plantation Ridge Drive, Suite 100

Mooresville, NC 28117
(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road, Suite 400

Wilmington, DE 19808
(Name and address of agent for service)

402-829-9405

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: March 29, 2017 to December 31, 2017

Item 1. Reports to Stockholders.

Annual Report

December 31, 2017

CWA Income ETF

Ticker: CWAI

StrongVest ETF Trust

StrongVest ETF Trust

Letter to Shareholders

December 31, 2017

Dear Shareholder,

The CWA Income ETF (CWAI) returned 4.25% at NAV and 4.11% at market (including reinvested dividends) from inception on March 29, 2017 through the end of 2017, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.69%.

This year we chose our maximum allocation of up to approximately 20% of our capital in equities with historically attractive dividends, which benefited the fund.

Among our best contributors to performance were equities BP and Chevron which were up 39.45% and 17.62% respectively thanks to higher oil prices. Rounding out the top five performers were other historically high yielding equities such as Cisco Systems, Garmin, and Verizon which were up 16.65%, 14.78% and 12.36% respectively.

Our largest detractor from performance was an equity holding, CoreCivic, which returned negative 20.77%. Weighing on the stock was the news that the Obama administration’s Justice Department was seeking to minimize the role of privately managed prisons. We believe that the stock price now incorporates this news, and more, and represents great value with the stock trading well below our estimates of the replacement cost.

Also weighing on performance was our holding in Philip Morris stock, which was the second worst performer at negative 5.44% declining on the news that the FDA intends to promulgate regulations lowering cigarette nicotine levels. Southern Company, a well-managed historically high yielding utility company, lost 0.90%. We find both companies’ yields compelling right now. The bonds of Berkshire Hathaway (3/15/23 maturity) and Google Inc (2/25/24 maturity) were the next two biggest detractors from performance returning negative 0.96% and 0.93% respectively.

The fund primarily invests in fixed income and was approximately 80% invested in such securities during the year. The five best performing fixed income securities were all long dated with maturities ranging from 2038 to 2045. The best performer was a non-investment grade credit, BBB- rated Kinder Morgan 6/01/45, which returned 8.24%. The rebound in oil prices helped. Rockwell Automation’s 12/01/37 and Cisco System’s 1/15/40 issues were next returning approximately 8% each. Rounding out the top 5 were bonds of financial companies: Chubb Corp’s 5/15/38 issue which returned 6.13% and CME Group’s 9/15/43 which returned 7.06%.

Forward Outlook

Given the extended economic cycle as well as the performance and valuation metrics of the equity market, we think it is an excellent point in the cycle to maintain and even increase allocations to bonds despite the recent run up in interest rates. The business expansion which began in June 2009 is already the second longest on record and approximately double the average duration. The total debt levels in government, non-financial corporate and household are all at all-time highs.

Against this back drop the federal government’s new tax and spend policies just added another $500 billion to an already projected $700 billion 2019 fiscal year deficit. At the same time the Federal Reserve is selling bonds back into the market at an annualized pace of $600 billion. We believe this debt growth can be blamed for the recent run up in yields. However, can the economy, at this late date in an extended cycle power through higher interest rates? We think not.

We think the underperformance of bonds to stocks will be short lived and higher rates in the short run, as they have for the past 3 decades, may quickly beget lower rates.

StrongVest ETF Trust

Letter to Shareholders

December 31, 2017 (Continued)

Simply put, an economy whose primary driver is credit cannot sustain high interest rates for long. An easy way to understand this is to look at the interest expense margin on the S&P 500. For the decade and a half prior to the financial crisis it averaged 3.75%. Now, despite much higher debt levels, it averages just 2%. In 2017 the profit margin of the S&P 500 was approximately 9%. A mere 1% rise in interest costs for the S&P 500 will take earnings down by 11%. Rates are already beginning to rise.

We expect rising rates will euthanize this expansion as they have in prior cycles. We are great believers in history and believe that the lessons are clear and favor the ownership of higher quality and longer dated bonds as we get deeper into this cycle. This view remains controversial, which is a healthy sign that there is still value left in the bonds that we favor.

Our goal is to stay ahead of the markets, which means that we must be prepared to provide liquidity to the market. We hope to do this by selling into a market hungry for our holdings when they are in favor – when risks are the highest and rewards are the lowest. At present the market still desires high yield debt, as outlined by the chart below as of March 2017, showing the tremendous spread compression of high yield over government bonds since the financial crisis.

StrongVest ETF Trust

Letter to Shareholders

December 31, 2017 (Continued)

Back in the dark days of the 2008 Global Financial Crisis, bond investors who risked their capital to invest in an index of less than investment grade bonds earned almost a 20% yield premium. So if U.S. Treasury bonds yielded 4%, junk bonds yielded 24%! The market’s fear of a depression drove incredible yield premiums which rewarded bond investors who were willing to take that risk.

That yield premium has now shrunk to approximately 3.2%, 85% less than its peak. We question whether such a wildly narrowed premium justifies the additional credit risk of loaning money to weaker corporates at this stage in the economic cycle. Therefore, we believe that the portfolio’s credit quality will improve in time and remain concentrated in our highest conviction credits.

Conclusion

Every day the market offers many different means by which we could seek to generate returns. Key variables include the mix of higher yielding equities versus bonds, duration, credit quality, individual security selection and sector concentration among credits. Our goal is to find and make the investments that offer the highest returns and the lowest risks. This may lead to us holding a portfolio that changes with our position in the cycle. It will likely include the early ownership of controversial holdings as defined by the variables above.

We remain inspired by the words of Mark Twain who said “Whenever you find yourself on the side of the majority, it is time to pause and reflect.” We think on his words often as we attempt to navigate this market on behalf of our shareholders.

Best regards,

Lewis M. Johnson

Past performance is no guarantee of future results.

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemable from the Fund except in large creation units. Brokerage commissions will reduce returns. Investments in debt securities typically decrease in value when interest rates rise. The risk is generally greater for longer term debt securities. Investments by the Fund in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets securities. Investments in small-and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Fund holdings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the schedule of investments in this report. Must be preceded or accompanied by a Prospectus.

It is not possible to invest directly in an index.

StrongVest ETF Trust

Letter to Shareholders

December 31, 2017 (Continued)

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS and CMBS (agency and non-agency).

Standard and Poor’s 500 Index (“S&P 500”) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

LF98OAS Index is the Barclays US Corporate High Yield Average Option Adjusted Spread (“OAS”) Index which is a market value weight OAS of the underlying bonds in the Barclays U.S. Corporate High Yield Bond Index.

Yield premium refers to the percentage difference in current yields of various classes of high-yield (“Junk”) bonds compared against U.S. Treasury bonds.

Fixed income securities are discussed using the Fitch rating scale.

CWA Income ETF is distributed by Quasar Distributors, LLC.

StrongVest ETF Trust

Investment Results

(Unaudited)

CWA Income ETF
Total Return Based on a $10,000 Investment

The chart above assumes an initial investment of $10,000 made on March 29, 2017 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Cumulative Returns
(For the period ended December 31, 2017)

Since Inception(1)
CWA Income ETF - NAV	4.25%
CWA Income ETF - Market	4.11%
Bloomberg Barclays U.S. Aggregated Bond Index(2)	2.69%

(1)	Inception date is March 29, 2017.

(2)

The Bloomberg Barclays U.S. Aggregated Bond Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an Index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

StrongVest ETF Trust

Portfolio Allocation

As of December 31, 2017 (Unaudited)

Sector	Percentage of Net Assets
Basic Materials	4.6%
Communications	9.7%
Consumer Cyclical	8.1%
Consumer Non-Cyclical	15.5%
Energy	16.8%
Financial	24.6%
Industrial	11.0%
Technology	1.3%
Utilities	2.4%
U.S. Government Bonds	2.1%
Short-term Investments	3.0%
Other Assets in Excess of Liabilities	0.9%
Total	100.0%

StrongVest ETF Trust

Expense Example

For the Six-Months Ended December 31, 2017 (Unaudited)

As a shareholder of CWA Income ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 – December 31, 2017).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

CWA Income ETF
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period (a)	Annualized Expense Ratio
Actual	$1,000	$1,031.30	$3.84	0.75%
Hypothetical (5% annual return before expenses)	$1,000	$1,021.42	$3.82	0.75%

(a)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by 184/365, to reflect the current period.

StrongVest ETF Trust

CWA Income ETF

Schedule of Investments

December 31, 2017

Shares	Security Description	Value
COMMON STOCKS — 17.6%
Agriculture — 2.4%
1,772	Altria Group, Inc.	$126,538
840	Philip Morris International, Inc.	88,746
		215,284
Computers — 1.4%
783	International Business Machines Corporation	120,128
Electric — 2.4%
1,274	Duke Energy Corporation	107,156
2,253	Southern Company	108,347
		215,503
Electronics — 1.4%
2,089	Garmin Ltd.	124,442
Oil & Gas — 4.5%
2,947	BP PLC - ADR	123,863
1,239	Chevron Corporation	155,110
1,483	Exxon Mobil Corporation	124,038
		403,011
Pharmaceuticals — 1.1%
2,777	Pfizer, Inc.	100,583
Telecommunications — 2.9%
3,443	Cisco Systems, Inc.	131,867
2,441	Verizon Communications, Inc.	129,202
		261,069
Transportation — 1.5%
8,870	Ship Finance International Ltd.	137,485
TOTAL COMMON STOCKS (Cost $1,483,648)		1,577,505

Principal Amount
CORPORATE BONDS — 75.3%
Banks — 5.1%
$ 225,000	JPMorgan Chase & Company
	05/01/2023, 3.375%	228,871
215,000	Wells Fargo & Company
	08/15/2023, 4.125%	226,899
		455,770
Chemicals — 2.3%
205,000	Praxair, Inc.
	02/05/2025, 2.650%	203,021

Principal Amount	Security Description	Value
Cosmetics/Personal Care — 2.4%
$ 210,000	Unilever Capital Corporation
	07/30/2025, 3.100%	$213,059
Diversified Financial Services — 9.6%
235,000	CME Group, Inc.
	09/15/2043, 5.300%	302,396
	Eaton Vance Corporation
124,000	06/15/2023, 3.625%	127,985
61,000	04/06/2027, 3.500%	62,503
195,000	Intercontinental Exchange, Inc.
	10/15/2023, 4.000%	207,135
155,000	Nasdaq, Inc.
	01/15/2020, 5.550%	164,374
		864,393
Electronics — 3.1%
260,000	Jabil, Inc.
	09/15/2022, 4.700%	273,884
Food — 2.1%
188,000	McCormick & Company, Inc.
	11/15/2025, 3.250%	189,566
Home Builders — 1.9%
160,000	NVR, Inc.
	09/15/2022, 3.950%	167,197
Household Products/Wares — 2.4%
210,000	Spectrum Brands, Inc.
	11/15/2022, 6.625%	217,875
Insurance — 8.7%
138,000	Berkshire Hathaway, Inc.
	03/15/2023, 2.750%	138,999
205,000	Chubb Corporation
	05/15/2038, 6.500%	290,700
164,000	First American Financial Corporation
	02/01/2023, 4.300%	168,885
152,000	GEICO Corporation
	07/15/2023, 7.350%	185,206
		783,790
Internet — 1.7%
	Google LLC
84,000	05/19/2021, 3.625%	87,977
61,000	02/25/2024, 3.375%	63,645
		151,622

The accompanying notes are an integral part of the financial statements.

StrongVest ETF Trust

CWA Income ETF

Schedule of Investments

December 31, 2017 (Continued)

Principal Amount	Security Description	Value
Iron/Steel — 2.3%
$ 195,000	Nucor Corporation
	08/01/2023, 4.000%	$204,426
Machinery-Diversified — 3.6%
	Rockwell Automation, Inc.
150,000	03/01/2020, 2.050%	149,022
132,000	12/01/2037, 6.250%	173,174
		322,196
Media — 1.9%
160,000	Time Warner Cable LLC
	02/01/2020, 5.000%	167,060
Oil & Gas — 9.6%
140,000	Chevron Corporation
	03/03/2020, 1.961%	139,552
	Exxon Mobil Corporation
195,000	03/15/2024, 3.176%	201,267
210,000	03/06/2025, 2.709%	209,491
295,000	Murphy Oil USA, Inc.
	05/01/2027, 5.625%	310,915
		861,225
Pharmaceuticals — 5.0%
	Johnson & Johnson
145,000	09/01/2029, 6.950%	197,969
205,000	05/15/2033, 4.950%	249,737
		447,706
Pipelines — 2.7%
220,000	Kinder Morgan, Inc.
	06/01/2045, 5.550%	241,640
Retail — 6.2%
	McDonald's Corporation
165,000	01/15/2022, 2.625%	165,497
195,000	06/10/2024, 3.250%	200,950
190,000	Wal-Mart Stores, Inc.
	04/11/2023, 2.550%	190,827
		557,274
Telecommunications — 3.3%
220,000	Cisco Systems, Inc.
	01/15/2040, 5.500%	291,718
Transportation — 1.4%
115,000	United Parcel Service of America, Inc.
	04/01/2020, 8.375%	130,267
TOTAL CORPORATE BONDS (Cost $6,683,697)		6,743,689
U.S. GOVERNMENT BONDS — 2.1%
U.S. Treasury Bonds — 2.1%
189,000	08/15/2047, 2.750%	189,277
TOTAL U.S. GOVERNMENT BONDS (Cost $184,508)		189,277

Shares
REAL ESTATE INVESTMENT TRUSTS — 1.1%
Diversified — 1.1%
4,408	CoreCivic, Inc.	99,180
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $131,149)		99,180

SHORT-TERM INVESTMENTS — 3.0%
Money Market Funds — 3.0%
268,414	Fidelity Investments Money Market Government Portfolio - Class I, 1.140% (a)	268,414
TOTAL SHORT-TERM INVESTMENTS (Cost $268,414)		268,414

TOTAL INVESTMENTS — 99.1% (Cost $8,751,416)		8,878,065
Other Assets in Excess of Liabilities — 0.9%		76,860
NET ASSETS — 100.0%		$8,954,925

ADR	American Depositary Receipt

(a)	Annualized seven-day yield as of December 31, 2017.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

The accompanying notes are an integral part of the financial statements.

StrongVest ETF Trust

Statement of Assets and Liabilities

December 31, 2017

CWA Income ETF
ASSETS
Investments in Securities, at Value*	$8,878,065
Cash	4,170
Interest and Dividends Receivable	78,388
Total Assets	8,960,623

LIABILITIES
Management Fees Payable	5,698
Total Liabilities	5,698

NET ASSETS	$8,954,925

NET ASSETS CONSIST OF:
Paid-in Capital	$8,828,276
Net Unrealized Appreciation on:
Investments in Securities	126,649
Net Assets	$8,954,925

* Identified Cost:
Investments in Securities	$8,751,416

Net Asset Value (unlimited shares authorized):
Net Assets	$8,954,925
Shares Outstanding (No Par Value)	350,000
Net Asset Value, Offering and Redemption Price per Share	$25.59

The accompanying notes are an integral part of the financial statements.

StrongVest ETF Trust

Statement of Operations

Period Ended December 31, 2017 (1)

CWA Income ETF
INVESTMENT INCOME
Interest	$125,701
Dividends	42,494
Total Investment Income	168,195

EXPENSES
Management Fees	38,638
Total Expenses	38,638

Net Investment Income	129,557

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on:
Investments in Securities	3,077
Net Change in Unrealized Appreciation of:
Investments in Securities	126,649
Net Realized and Unrealized Gain on Investments	129,726
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$259,283

(1)	The Fund commenced operations on March 29, 2017.

The accompanying notes are an integral part of the financial statements.

StrongVest ETF Trust

CWA Income ETF

Statement of Changes in Net Assets

Period Ended December 31, 2017 (1)
OPERATIONS:
Net Investment Income	$129,557
Net Realized Gain on Investments	3,077
Change in Unrealized Appreciation of Investments	126,649
Net Increase in Net Assets Resulting from Operations	259,283

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	(130,543)
Net Realized Gains	(3,080)
Total Distributions to Shareholders	(133,623)

CAPITAL SHARE TRANSACTIONS:
Proceeds from Shares Sold	8,811,405
Transaction Fees (Note 1)	17,860
Net Increase in Net Assets Derived from Capital Share Transactions (a)	8,829,265
Net Increase in Net Assets	$8,954,925

NET ASSETS:
Beginning of Period	$—
End of Period	$8,954,925

(a)	Summary of capital share transactions is as follows:

SHARES:
Shares Sold	350,000
Net Increase	350,000

(1)	The Fund commenced operations on March 29, 2017.

The accompanying notes are an integral part of the financial statements.

StrongVest ETF Trust

CWA Income ETF

Financial Highlights

For a capital share outstanding throughout the period

	Period Ended December 31, 2017 (1)
Net Asset Value, Beginning of Period	$25.00
Income from Investment Operations:
Net Investment Income (2)	0.48
Net Realized and Unrealized Gain on Investments	0.51
Total from Investment Operations	0.99
Less Distributions from:
Net Investment Income	(0.46)
Net Realized Gains	(0.01)
Total Distributions	(0.47)
Capital Share Transactions:
Transaction fees (Note 1)	0.07
Net Asset Value, End of Period	$25.59
Total Return	4.25	%(3)

Supplemental Data:
Net Assets at End of Period (000's)	$8,955
Ratios to Average Net Assets:
Expenses to Average Net Assets	0.75	%(4)
Net Investment Income to Average Net Assets	2.53	%(4)
Portfolio Turnover Rate (5)	6	%(3)

(1)	Commencement of operations on March 29, 2017.

(2)	Calculated based on average shares outstanding during the period.

(3)	Not annualized.

(4)	Annualized.

(5)	Excludes impact of in-kind transactions.

The accompanying notes are an integral part of the financial statements.

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2017

NOTE 1 – ORGANIZATION

StrongVest ETF Trust (the “Trust”), is a Delaware statutory trust organized on July 20, 2016, and is authorized to issue an unlimited number of shares in one or more series of funds. The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of one series, CWA Income ETF (the “Fund”). The Fund is classified and operates as a diversified fund under the 1940 Act. The investment objective of the Fund is to seek to provide total return. The Fund commenced operations on March 29, 2017.

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with Quasar Distributors, LLC (the “Distributor”) and the Fund. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charge and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The Fund charges $500 for the standard fixed creation fee, payable to U.S. Bank, NA. (the “Custodian”). The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities (“Deposit Instruments”) and an amount of cash computed as described below (“Cash Amount”) or, as permitted or required by the Fund, of cash. The Cash Amount together with the Deposit Instruments, as applicable, are referred to as the “Creation Deposit,” which represents the minimum initial and subsequent investment amount for Creation Units. The Cash Amount represents the difference between the NAV of a Creation Unit and the market value of Deposit Instruments.

A fixed creation transaction fee of $500 payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee may be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Instruments, the creator may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust.

The basic redemption transaction fee of $500 is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge up to four times the redemption transaction fee may be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2017 (Continued)

for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 3% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 3% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Variable fees received by the Fund are displayed in the Capital Share Transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and real estate investment trusts (“REITs”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market (“Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value per share.

Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the counter market. Debt securities not traded on an exchange may be valued at prices supplied by the relevant pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Short-term securities, including repurchase agreements, that have maturities of less than 60 days at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2017 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1	–	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	–

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3	–

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017:

CWA Income ETF
Description^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,577,505	$—	$—	$1,577,505
Corporate Bonds	—	6,743,689	—	6,743,689
U.S. Government Bonds	—	189,277	—	189,277
Real Estate Investment Trusts	99,180	—	—	99,180
Short-Term Investments	268,414	—	—	268,414
Total Investments in Securities	$1,945,099	$6,932,966	$—	$8,878,065

^	See Schedule of Investments for sector breakouts.

For the period ended December 31, 2017, there were no transfers into or out of Level 1, 2 or 3. It is the Fund’s policy to record transfers into or out of Levels at the end of the period.

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2017 (Continued)

B.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized from investment transactions are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized using the effective yield method and are included within interest income on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

Distributions received from the Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

C.

Federal Income Taxes. The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended December 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended December 31, 2017, the Fund did not have liabilities for any unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the fiscal period ended December 31, 2017, the Fund did not incur any interest or penalties.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income for the Fund are declared and paid on a monthly basis and net realized gains on securities are normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F.

Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2017 (Continued)

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These classifications have no effect on net assets or NAV per share. For the fiscal period ended December 31, 2017, the Fund made the following reclassifications:

Accumulated Net Investment Loss	$986
Accumulated Net Realized Loss	$3
Paid-In-Capital	$(989)

During the fiscal period ended December 31, 2017, the Fund paid distributions in excess of earnings and profits of $989, which was reclassified from accumulated net investment income to paid-in-capital.

I.

Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. There were no events or transactions that occurred during the period subsequent to December 31, 2017, that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

StrongVest Global Advisors, LLC (the “Adviser”) acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”) and, pursuant to the Advisory Agreement, is responsible for the day-to-day management of the Fund.

Pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”), the Fund pays the Adviser a unitary fee based on the average daily net assets of the Fund at the annual rate of 0.75%. Out of the unitary management fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund (“Fund Expenses”), including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to cause substantially all of the Fund’s expenses to be paid and to compensate the Adviser for providing services for the Fund.

CWA Asset Management Group, LLC (the “Sub-Adviser”) acts as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for execution of the Sub-Adviser’s strategy for the Fund. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio. Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Adviser pays the Sub-Adviser a fee for the services and facilities it provides payable on a monthly basis equal to 50% of the advisory fee that the Fund pays the Adviser (net of the Fund Expenses paid by the Adviser). The Sub-Adviser is 50% owned by Fundamental Global Investors, LLC. Fundamental Global Investors, LLC is the largest shareholder of Ballantyne Strong, Inc., an affiliate of the Adviser.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator (as defined below).

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2017 (Continued)

custodian, transfer agent and accountant and fund accountant. USBFS also serves as the transfer agent to the Fund. The Custodian, an affiliate of USBFS, serves as the Fund’s custodian. Both USBFS and the Custodian are affiliates of the Distributor.

Certain officers and a Trustee of the Trust are affiliated with the Adviser.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the fiscal period ended December 31, 2017, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were as follows:

Purchases	Sales
$3,459,580	$405,420

For the fiscal period ended December 31, 2017, in-kind transactions associated with creations and redemptions were as follows:

Purchases	Sales
$5,461,261	$—

Included in the amounts of purchases for the Fund were $184,482 of U.S. Government securities during the period.

NOTE 5 – INCOME TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation for federal income tax purposes as of December 31, 2017, were as follows:

Tax cost of investments	$8,751,416
Gross tax unrealized appreciation	208,027
Gross tax unrealized depreciation	(81,378)
Net tax unrealized appreciation	126,649
Undistributed ordinary income	—
Undistributed long-term gain	—
Total distributable earnings	—
Other accumulated (loss)	—
Total accumulated gain (loss)	$126,649

At December 31, 2017, the Fund, on a tax basis, did not defer any post-October capital or late year ordinary losses. At December 31, 2017, the Fund did not have any capital loss carry forwards.

The tax character of distributions paid by the Fund during the fiscal period ended December 31, 2017, was as follows:

Ordinary Income
$133,623

StrongVest ETF Trust

Notes to Financial Statements

December 31, 2017 (Continued)

NOTE 6 – NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

StrongVest ETF Trust

Report of Independent Registered Public Accounting Firm

December 31, 2017

To the Shareholders and Board of Trustees of
StrongVest ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of StrongVest ETF Trust comprising CWA Income ETF (the “Fund”) as of December 31, 2017, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period March 29, 2017 (commencement of operations) to December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the period March 29, 2017 (commencement of operations) to December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit includes performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 27, 2018

StrongVest ETF Trust

Additional Information

December 31, 2017 (Unaudited)

FEDERAL TAX INFORMATION - SHORT-TERM CAPITAL GAIN

Qualified Dividend Income

For the taxable period ended December 31, 2017, the Fund paid qualified dividend income of 24.88%.

Dividends Received Deduction

For the taxable period ended December 31, 2017, the percentage of ordinary income dividends paid by the Fund that qualifies for the dividends received deduction available to corporations was 18.62%.

Short-Term Capital Gain

For the taxable period ended December 31, 2017, the Fund paid ordinary income distributions of 2.30% that were designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).

INFORMATION ABOUT PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at strongvestetfs.com daily.

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.strongvestetfs.com.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ending June 30 will be (1) available by calling toll-free at (800) 617-0004 and (2) the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trades on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (NAV) is available, without charge, on the Fund’s website at www.strongvestetfs.com.

StrongVest ETF Trust

Additional Information

December 31, 2017 (Unaudited) (Continued)

TRUSTEES AND OFFICERS

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o StrongVest Global Advisors, LLC, 131 Plantation Ridge Drive, Suite 100, Mooresville, NC 28117. Each Trustee serves until resignation, death, retirement or removal. The Fund’s Statement of Additional Information includes additional information, including compensation, about the Trustees and is available without charge, upon request by calling toll-free 1-800-617-0004.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Flippen, Jr., John C. 1965	Trustee	Since February 2017	Managing Director, Petroleum Capital and Real Estate, LLC (a transactional advisory services firm) (October 2009 – Present)	1	None
Govignon Jr., Richard 1976	Trustee	Since February 2017	Pharmacy Mananger, Acme Markets (March 2017 – Present); Pharmacy Business Manager, CVS Health (January 2013 – March 2017); Pharmacy Manager, Rite Aid (May 1995 – January 2013)	1	None
Orlosky, Dan 1977	Trustee	Since February 2017	Project Manager, SEI Investments Co. (January 2011 – Present)	1	None
Interested Trustee
Cerminara, D. Kyle 1977	President and Trustee	Since 2016	Chairman & CEO, Ballantyne Strong, Inc.; CEO, Fundamental Global Investors, Co- CIO Capital Wealth Advisors	1	Director, RELM Wireless; Director, Blueharbor Bank; Director, Itasca Capital; Director, Iteris; Director, 1347 Property Insurance Holdings

StrongVest ETF Trust

Additional Information

December 31, 2017 (Unaudited) (Continued)

The officers of the Trust conduct and supervise its daily business. The address of each Officer of the Trust is c/o StrongVest Global Advisors, LLC, 131 Plantation Ridge Drive, Suite 100, Mooresville, NC 28117. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Sutton, Jeffrey L. 1978	Chief Compliance Officer and Secretary	Since 2016

Chief Operating Officer & Chief Compliance Officer, Fundamental Global Investors (2015 – Present); Chief Compliance Officer of Capital Wealth Advisors (2015 – Present); Founder & President, ValueTree Investments LLC (2009 – Present).

Schulz, Lance V. 1968	Treasurer	Since 2017

Senior Vice President, Chief Financial Officer, and Treasurer, Ballantyne Strong Inc. (March 2017 – Present); Independent Finance & Accounting Consultant (March 2016 – March 2017); Managing Director, Accounting, TD Ameritrade Holding Corporation (October 2007 – February 2016).

Adviser

StrongVest Global Advisors, LLC

131 Plantation Ridge Drive, Suite 100

Mooresville, NC 28117

Sub-Adviser

CWA Asset Management Group, LLC

9130 Galleria Court, Third Floor

Naples, FL 34109

Distributor

Quasar Distributors, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

Custody Operations

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP

1919 M Street, N.W. – Suite 700

Washington, DC 20036-1600

CWA Income ETF

Symbol – CWAI

CUSIP – 863418109

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dan Orlosky is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 12/31/2017
Audit Fees	$15,000
Audit-Related Fees	$0
Tax Fees	$3,000
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 12/31/2017
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee [, consisting of the entire Board,] are as follows: John Flippen, Richard Govignon, and Daniel Orlosky.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StrongVest ETF Trust

By (Signature and Title)	/s/ D. Kyle Cerminara
D. Kyle Cerminara, President (Principal Executive Officer)

Date	2/27/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ D. Kyle Cerminara
D. Kyle Cerminara, President (Principal Executive Officer)

Date	2/27/2018

By (Signature and Title)	/s/ Lance V. Schulz
Lance V. Schulz, Treasurer (Principal Financial Officer)

Date	2/27/2018

*	Print the name and title of each signing officer under his or her signature.